Discontinued Operations and Divestitures	12 Months Ended
Dec. 31, 2015
Disposal Group, Including Discontinued Operation, Balance Sheet Disclosures [Abstract]
Discontinued Operations
Discontinued Operations and Divestitures
Discontinued Operations
North America
On December 17, 2015, the Company entered into definitive agreements with affiliates controlled by Cerberus. The agreements include a an investment agreement providing for a $435 investment by Cleveland Apple Investor LLC (“Cleveland Investor”) (an affiliate of Cerberus) in the Company through the purchase of perpetual convertible preferred stock and a separation and investment agreement providing for the separation of the Company's North America business, which represents the Company's operations in the United States, Canada and Puerto Rico, from the Company into a privately-held company (“NewCo”) that will be majority-owned and managed by Cleveland NA Investor LLC (“Cleveland NA”) (an affiliate of Cerberus) as a result of the issuance to Cleveland NA of ownership interests in NewCo. Cleveland NA will contribute $170 of cash into NewCo in exchange for 80.1% of its ownership interests. We will contribute the North America business, certain pension and postretirement liabilities and $100 of cash into NewCo and will own 19.9% of NewCo’s ownership interests.
The $435 investment by Cleveland Investor in the Company will be in exchange for perpetual convertible preferred stock with an optional conversion price for holders of $5.00 per share and a dividend that accrues at a rate of 5% per annum, subject to increase upon certain events. The dividend is payable at the Company's option in (i) cash, (ii) subject to certain conditions, in common shares or (iii) subject to certain conditions, upon conversion of shares in Series C Preferred Stock, in shares of our non-voting, non-convertible Series D Preferred Stock, par value $1.00 per share (the "Series D Preferred Stock"). Any such shares of Series D Preferred Stock issued would have similar preferential rights. At the close of these transactions, the Company will make changes to its Board of Directors, including certain current directors stepping down and other directors joining from Cerberus. In addition, new independent directors jointly selected by the Company and Cerberus will be appointed at or as soon as practicable after the close of the transactions. The transactions are expected to close concurrently in the first half of 2016. Proceeds from the sale of the perpetual convertible preferred stock are intended to be used to fund the $100 cash contribution into NewCo, approximately $250 may be used to reduce debt, and the remainder will be used for restructuring and reinvestment in the business. The Company considered that the transactions with affiliates of Cerberus should help to drive enhanced focus on Avon's international markets, revitalize the North America business and deliver long-term value to shareholders.
The North America business was previously its own reportable segment and has been presented as discontinued operations for all periods presented as the separation represented a significant strategic shift and was determined to have a major effect on our operations and financial results. Amounts previously allocated from Global to North America have been moved to Global for all periods presented, as these represent costs associated with functions of the Company's continuing operations.
As the carrying value exceeded the estimated fair value less costs to sell, in the fourth quarter of 2015, we recorded an estimated loss on sale of discontinued operations of approximately $340 before tax (approximately $340 after tax). The estimated loss on sale represents the net assets to be contributed into NewCo, including certain pension and postretirement benefit plan liabilities and amounts in AOCI associated with the North America business, which were primarily unrecognized losses associated with our U.S. defined benefit pension plan, and costs to sell, as compared to the implied value of our ownership interests in NewCo which will be $43. The actual total loss on sale will be dependent on a number of factors including discount rates and the actual return on plan assets. Post-separation, the Company will account for its ownership interests in NewCo using the equity method of accounting, which will result in the Company recognizing its proportionate share of NewCo's income or loss.
NewCo will enter into a perpetual, irrevocable royalty-free licensing agreement with the Company for the use of the Avon brand and certain other intellectual property. There will also be transition services agreements which include, among other things, information technology, human resources and supply chain services and other commercial agreements, including research and development and manufacturing.
The major classes of financial statement components comprising the loss on discontinued operations, before tax for North America are shown below:

	Year ended December 31,
	2015	2014	2013
Total revenue	$1,012.5	$1,203.4	$1,458.2
Cost of sales	404.0	492.4	599.7
Selling, general and administrative expenses(1)	606.2	745.2	971.1
Operating income (loss)(1)	2.3	(34.2)	(112.6)
Other expense items	3.2	2.4	2.7
Loss from discontinued operations, before tax(1)	(.9)	(36.6)	(115.3)
Loss on sale of discontinued operations, before tax	(340.0)	—	—
Loss from discontinued operations, before tax(1)	$(340.9)	$(36.6)	$(115.3)
(1) Includes a capitalized software impairment charge of $117.2 during 2013, as discussed below.
The carrying amount of the major classes of assets and liabilities for North America discontinued operations at December 31, 2015 and 2014 are shown below:

	2015	2014
Cash and cash equivalents	$(2.2)	$24.1
Receivable from continuing operations(2)	100.0	100.0
Accounts receivable, net	41.4	47.9
Inventories	128.2	114.5
Prepaid expenses and other	23.7	27.6
Current assets of discontinued operations	$291.1	$314.1

Property, plant and equipment, net	$171.8	$194.2
Other assets	8.3	17.7
Noncurrent assets of discontinued operations	$180.1	$211.9

Debt maturing within one year	$5.9	$15.4
Accounts payable	78.4	89.1
Accrued compensation	18.2	35.6
Other accrued liabilities(3)	380.6	59.7
Other classes of current liabilities that are not major	6.6	7.8
Current liabilities of discontinued operations	$489.7	$207.6

Long-term debt	$29.3	$35.2
Employee benefit plans	228.2	252.2
Other liabilities	.2	7.0
Other classes of noncurrent liabilities that are not major	2.5	2.6
Noncurrent liabilities of discontinued operations	$260.2	$297.0

(2) Represents the expected cash contribution by the Company into NewCo to be made at close of the transactions.
(3) Includes the accrual for the estimated loss on sale at December 31, 2015.
As of December 31, 2015 and December 31, 2014, there were also approximately $19.4 and $15.6 of net deferred tax assets with $19.4 and $9.1 of related valuation allowances reflected in discontinued operations associated with the separation of North America.
In December 2013, we decided to halt further roll-out of our Service Model Transformation ("SMT") project. SMT was a global program initiated in 2009 to improve our order management system and enable changes to the way Representatives interact with us. SMT was piloted in Canada during 2013, and caused significant business disruption in that market. This decision to halt the further roll-out of SMT was made in light of the potential risk of further disruption. In addition, SMT did not show a clear return on investment.
As Canada was the only market expected to utilize the capitalized software associated with SMT ("SMT asset"), the accounting guidance requires the impairment assessment to consider the cash flows of the Canadian business, which includes the ongoing costs associated with SMT. These expected cash flows were not sufficient to supporting the carrying value of the associated asset group, which includes the SMT asset. In the fourth quarter of 2013, we recorded a non-cash impairment charge of $117.2 before tax ($74.1 after tax), reflecting the write-down of capitalized software.
The fair value of the SMT asset was determined using a risk-adjusted DCF model under the relief-from-royalty method. The impairment analysis performed for the asset group, which includes the SMT asset, required several estimates, including revenue and cash flow projections, and royalty and discount rates. As a result of this impairment charge, the remaining carrying amount of the SMT asset is not material.
Silpada
On June 30, 2013, the Company entered into an agreement to sell its Silpada jewelry business (“Silpada”) for $85, plus an earn-out of up to $15 if Silpada achieves specific earnings targets over two years. Silpada was previously reported within our North America segment and has been presented as discontinued operations for all periods presented. The transaction closed on July 3, 2013. Proceeds from the sale were used for general corporate purposes, including the repayment of outstanding debt. The earn-out was not achieved by Silpada for fiscal year 2014, and as of December 31, 2015, we do not believe that the financial performance of Silpada will result in the achievement of the earn-out for fiscal year 2015. In 2013, we recorded a loss on sale of $79.4 before tax ($50.4 after tax), representing the difference between the carrying value of the Silpada business and the proceeds. Of the total loss on sale, $79.0 before tax ($50.0 after tax), was recorded in the second quarter of 2013, reflecting the expected loss on sale at that time.
In the first quarter of 2013, the Company disclosed that it was reviewing strategic alternatives for Silpada. In connection with this review, we ran a broad auction process that included potential financial and strategic buyers. The initial offers that were received through April of 2013 were lower than the carrying value of Silpada. At that time, we did not believe that these offers were representative of the underlying fair value of the Silpada business. In June 2013, the Company received final offers for the Silpada business that were also at a level below what previously had been expected as the fair value of the business. The Company decided to agree to the offer that emerged at the time as the highest bid, based in part on consideration of a) the timeline and investment required to return the business to historical levels of profitability and b) the deterioration of Silpada's business performance in the second quarter of 2013. The Company also considered that this divestiture would allow greater focus of time and resources on the core Avon business. This transaction was approved by the Board of Directors on June 26, 2013, subject to certain conditions which were satisfied on June 30, 2013.
Summarized financial information for Silpada discontinued operations is shown below:

Year ended December 31,
2013
Total revenue	$54.5
Operating loss(4)	(81.0)
(4) Operating loss includes a charge of $79.0 before tax recorded in the second quarter of 2013, reflecting the expected loss on sale at that time, as well as an additional loss on sale of $.4 before tax recorded in the third quarter of 2013.
Divestitures
Liz Earle
On July 9, 2015, the Company sold Liz Earle Beauty Co. Limited (“Liz Earle”) for approximately $215, less expenses of approximately $5. Liz Earle was previously reported within our Europe, Middle East & Africa segment. In 2015, we recorded a gain on sale of $44.9 before tax, which was reported separately in the Consolidated Statements of Operations, and $51.6 after tax, representing the difference between the proceeds, including the expected working capital settlement, and the carrying value of the Liz Earle business on the date of sale. Proceeds from the sale of Liz Earle were used to fund a portion of the Company’s redemption of the $250 principal amount of its 2.375% Notes due March 15, 2016, which occurred on August 10, 2015. See Note 5, Debt and Other Financing for additional information.